Exhibit 10(9)

                                                                               *



               AIRCRAFT AND AIRFRAME PURCHASE AND SALE AGREEMENT



                                TOWER AIR, INC.
                                    (Seller)



                                    - and -



                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                          not individually, but solely
                                as Owner Trustee
                                    (Buyer)






                                 In Respect of

                       Two Boeing Model 747-282B Aircraft
                       One Boeing Model 747-131 Airframe
                                      and
                  Eight Pratt & Whitney Model JT9D-7A Engines



                          Dated as of October 1, 1996

                               TABLE OF CONTENTS
                               -----------------


1. DEFINITIONS AND INTERPRETATION...........................................   1

     2.   AGREEMENT TO SELL.................................................   4

     3.   DELIVERY AND ACCEPTANCE...........................................   4

     4.   PAYMENT OF DOWNPAYMENT............................................   5

     5.   SELLER'S REPRESENTATIONS AND WARRANTIES...........................   6

     6.   CONDITIONS PRECEDENT..............................................   9

     7.   WARRANTIES........................................................  12

     8.   RISK..............................................................  13

     9.   MISCELLANEOUS.....................................................  13


Schedule 1     Filings
Schedule A     Description of Aircraft and Airframe N608FF
Schedule B-1   Acceptance Certificate - Aircraft N610FF
Schedule B-2   Acceptance Certificate - Aircraft N611FF
Schedule B-3   Acceptance Certificate - Airframe N608FF
Schedule C-1   Warranty Bill of Sale - Aircraft N610FF
Schedule C-2   Warranty Bill of Sale - Aircraft N611FF
Schedule C-3   Warranty Bill of Sale - Airframe N608FF
Schedule D     Delivery Conditions

               AIRCRAFT AND AIRFRAME PURCHASE AND SALE AGREEMENT
               -------------------------------------------------



THIS AGREEMENT is dated as of the 1st day of October, 1996

BETWEEN:



                  TOWER AIR, INC., a corporation incorporated
                    under the laws of the State of Delaware
                       (hereinafter called the "Seller")

                                    - and -



                  FIRST SECURITY BANK, NATIONAL ASSOCIATION, a
                         national banking association,
                 not individually, but solely as Owner Trustee
                        (hereinafter called the "Buyer")



     WHEREAS the Seller desires to sell to the Buyer, and the Buyer desires to purchase from the Seller, both Aircraft and Airframe N608FF as hereinafter provided;



     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:



1. DEFINITIONS AND INTERPRETATION
   ------------------------------


     1.1  In this Agreement, unless the context otherwise requires:

     "Acceptance Certificate" means, with respect to each Aircraft and Airframe
      ----------------------
N608FF, means an acceptance certificate issued by the Buyer to the Seller with respect to such Aircraft or Airframe N608FF as provided in Clause 3 substantially in the form set forth as Schedules B-1, B-2 and B-3, respectively (collectively referred to herein as the "Acceptance Certificates");
                                         -----------------------

     "Agreement" means this Aircraft and Airframe Purchase and Sale Agreement
      ---------
together with the recitals and schedules hereto (which form an integral part hereof) as originally executed by the parties hereto;

     "Aircraft" means, collectively, Aircraft N610FF and Aircraft N611FF (and
      --------
where the context permits references to the "Aircraft" shall include the Aircraft Documents) and, as the context requires, shall mean each Aircraft as a whole and any part thereof;

     "Aircraft N610FF" means Airframe N610FF and its Engines (and where the
      ---------------
context permits references to "Aircraft N610FF" shall include the Aircraft Documents) and, as the context requires, shall mean Aircraft N610FF as a whole and any part thereof;


     "Aircraft N611FF" means Airframe N611FF and its Engines (and where the
      ---------------
context permits references to "Aircraft N611FF" shall include the Aircraft Documents) and, as the context requires, shall mean Aircraft N611FF as a whole and any part thereof;


     "Airframe" means, collectively, Airframe N608FF, Airframe N610FF and
      --------
Airframe N611FF;


     "Airframe N608FF" means the Boeing model 747-131 airframe described in
      ---------------
Schedule A-3 (excluding any engines from time to time installed thereon) together with the APU, landing gear and any and all Parts incorporated thereon, installed thereon or attached thereto on the Delivery Date;


     "Airframe N610FF" means the Boeing model 747-282B airframe described in
      ---------------
Schedule A-1 excluding its Engines, but including the APU, landing gear and any and all Parts incorporated thereon, installed thereon or attached thereto on the Delivery Date;


     "Airframe N611FF" means the Boeing model 747-282B airframe described in
      ---------------
Schedule A-2 excluding its Engines, but including the APU, landing gear and any and all Parts incorporated thereon, installed thereon or attached thereto on the Delivery Date;


     "Delivery" or "Delivered" means, with respect to each Aircraft and Airframe
      --------      ---------
N608FF, the time (Chicago time) at which the Buyer receives the Warranty Bills of Sale with respect to such Aircraft or Airframe N608FF on the Delivery Date in accordance with this Agreement;


     "Delivery Date" means October 11, 1996 (Chicago time) or such other date as
      -------------
may be mutually agreed in writing between the parties hereto;


     "Dollars" and the sign "$" each means, unless otherwise specifically
      -------                -
indicated, the lawful currency of the United States of America;


     "Downpayment" means the aggregate of Two Million Three Hundred Thousand
      -----------
Dollars ($2,300,000) (in respect of Aircraft N610FF, Two Million Three Hundred Thousand Dollars ($2,300,000), in respect of Aircraft N611FF and One Million Four Hundred Thousand Dollars ($1,400,000), in respect of Airframe N608FF;


     "Engine" or "Engines" means any one or more or all, as the context may
      ------      -------
require, of the four (4) Pratt & Whitney model JT9D-7A aircraft engines, including all quick engine change kit components normally installed thereon, which are designated as being parts of Aircraft N610FF or any one or more or all, as the context may require, of the four (4) Pratt &

Whitney model JT9D-7A aircraft engines which are designated as being parts of Aircraft N611FF on the Delivery Date including all quick engine change kit components normally installed thereon, in each case as identified in Schedules A-1 and A-2, respectively, together with all Parts incorporated in, installed on or attached to any such Engines on the Delivery Date;



     "FAA" shall have the meaning set forth in the Lease;
      ---

     "Lease" means the Operating Lease Agreement of even date herewith between
      -----
the Buyer, as lessor, and the Seller, as lessee, in respect of the Aircraft and Airframe N608FF;

     "Technical Inspection" shall have the meaning set forth in Clause 3.4;
      --------------------

     "Warranties" means any and all conditions, warranties, guarantees,
      ----------
representations, service contracts, contracts to stock spare parts or other agreements of any nature whatsoever, verbal or written, express or implied, legal, statutory, conventional, collateral or otherwise, in respect of, or that shall in any manner apply to, Aircraft N610FF, Aircraft N611FF, Airframe N608FF, the Engines and the Parts; and

     "Warranty Bills of Sale" means with respect to each Aircraft and Airframe
      ----------------------
N608FF, the bills of sale issued by the Seller to the Buyer as provided in Clause 3 with respect to such Aircraft or Airframe N608FF substantially in the form attached hereto as Schedules C-1, C-2 and C-3, respectively;

     1.2 Capitalized terms used herein without definition shall have the respective meanings set forth in the Lease.

     1.3  The words "hereof", "herein" and "hereunder" and other words of
                     ------    ------       ---------
similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement.

     1.4 The headings of Clauses of this Agreement and the Table of Contents are inserted for ease of reference only and shall not in any way affect the interpretation of this Agreement.

     1.5 Where the context so requires, in this Agreement words importing the singular only shall also include the plural and vice versa.

     1.6 Reference herein to any applicable law or any document, instrument or agreement means such applicable law or such document, instrument or agreement as originally implemented or executed, or as modified, amended or supplemented from time to time.

     1.7  Reference herein to "written" and "in writing" includes telexed and
                               -------       ----------
telecopied communications.

     1.8 Unless otherwise specifically stated, reference herein to any Recital, Clause, subclause or Schedule is a reference to such Recital, Clause, subclause or Schedule to or of this Agreement.

     1.9 Reference herein to any party shall include its permitted successors and assigns.

     2.   AGREEMENT TO SELL
          -----------------

     2.1 The Seller agrees to sell and the Buyer agrees to buy both Aircraft and Airframe N608FF (including, without limitation, the Aircraft Documents) on the Delivery Date upon and subject to the terms and conditions of this Agreement for the Downpayment plus, subject to sellers satisfaction of the conditions set forth in Clause 4.3 hereof, the Supplemental Airframe Payment and the Supplemental Aircraft Payment.

     3.   DELIVERY AND ACCEPTANCE
          -----------------------

     3.1 Both Aircraft and Airframe N608FF shall be delivered and accepted and made available to the Buyer pursuant hereto on the Delivery Date.

     3.2 On the Delivery Date, subject to the terms and conditions of this Agreement, the Buyer shall execute Acceptance Certificates with respect to Aircraft N610FF, Aircraft N611FF and Airframe N608FF and deliver the same to the Seller and contemporaneously therewith the Buyer shall pay to the Seller, or as the Seller may direct, the Downpayment for the purchase of Aircraft N610FF, Aircraft N611FF and Airframe N608FF against delivery to the Buyer of the Warranty Bills of Sale. The delivery of the Acceptance Certificates, payment of the Downpayment and delivery of the Warranty Bills of Sale with respect to Aircraft N610FF, Aircraft N611FF and Airframe N608FF shall occur at the time set forth in the respective Warranty Bills of Sale, whereupon title to and ownership of Aircraft N610FF, Aircraft N611FF and Airframe N608FF, respectively, shall pass from the Seller to the Buyer. Subject to Clause 4.2 hereof, Seller shall deliver the Aircraft and Airframe N608FF to Buyer at such location or locations as Seller may select, so long as each such location is acceptable to Buyer. All costs incurred in connection with ferrying an Aircraft or Airframe N608FF to its delivery location shall be for the Seller's account.

     3.3 Execution and delivery of the Acceptance Certificates by the Buyer shall evidence and constitute irrevocable, final and conclusive acceptance of Aircraft N610FF, Aircraft N611FF and Airframe N608FF by the Buyer for all purposes hereof and shall irrevocably confirm that Aircraft N610FF, Aircraft N611FF and Airframe N608FF are satisfactory in all respects and comply with the requirements of this Agreement.

     3.4 Prior to the Delivery of both Aircraft and Airframe N608FF, the Buyer shall have conducted a technical inspection (the "Technical Inspection") of both Aircraft and Airframe N608FF, including without limitation, an inspection of the Aircraft Documents, at the Seller's maintenance center or at such other site as mutually agreed, the purpose of such Technical Inspection to be to allow the Buyer to determine whether each Aircraft and Airframe N608FF satisfy the relevant Delivery Conditions set forth in Schedule D hereto.

     4.   PAYMENT OF DOWNPAYMENT
          ----------------------

     4.1 Subject to the terms and conditions of this Agreement, the Downpayment shall be paid by the Buyer to the Seller in such manner as the Seller shall reasonably direct in writing and upon confirmation of receipt thereof, the Seller shall deliver the Warranty Bills of Sale to the Buyer.

     4.2 Subject to the second sentence of this Clause 4.2, all payments to be made by the Buyer to the Seller under this Agreement shall be made in full, without any set-off or counterclaim whatsoever or any deduction or withholding for or in respect of Taxes. The Seller agrees to indemnify the Buyer, on an after-tax basis, from and against any and all liability for Taxes which may arise out of the sale of the Aircraft and Airframe N608FF by the Seller to the Buyer hereunder.

     4.3 The Seller shall (i) during the period commencing on the Delivery Date and ending on or before December 24, 1996 (the ""D" Check Period - N608FF"), accomplish, or cause to be accomplished a "D" Check maintenance visit (including all necessary corrosion prevention and control program tasks, the AD mandated
Section 41 terminating actions and the AD mandated pylon modification terminating actions) for Airframe N608FF and (ii) during the period commencing on the Delivery Date and ending on or before April 30, 1997 (the ""D" Check Period - N611FF"), accomplish, or cause to be accomplished a "D" Check maintenance visit (including all necessary corrosion prevention and control program tasks and the AD mandated pylon modification terminating actions) for Aircraft N611FF (the maintenance activities in clauses (i) and (ii) being referred to hereinafter as the ""D" Check Maintenance Visit N611FF" and the "D" Check Maintenance Visit N608FF", respectively, and, collectively the ""D" Check Maintenance Visits"). The "D" Check Maintenance Visits shall be accomplished pursuant to the "D" Check Maintenance Agreements (as defined in Clause 6.1(v) hereof). The Seller shall not change the workscope in any "D" Check Maintenance Agreement without the Buyer's prior written consent.

     Not later than ten days after the completion of each "D" Check Maintenance Visit, the Seller shall provide written notice (each, an ""D" Check Accomplishment Notice") setting forth in reasonable detail the "D" Check Maintenance Visit which has been completed. The Seller shall attach to each "D" Check Accomplishment Notice a copy of all invoices received from the maintenance facility with respect to such completed "D" Check Maintenance Visit and such other evidence of the completion of such "D" Check Maintenance Visit as the Buyer may request. On the first Business Day of calendar month following receipt of each "D" Check Accomplishment Notice, so long as (i) the Buyer shall have inspected and found satisfactory the relevant "D" Check Maintenance Visit, (ii) no Event of Default shall have occurred and be continuing, and (iii) the Seller shall have suffered no significant degradation in its financial position or then current financial outlook, both as determined by the Buyer in its sole discretion, the Buyer shall pay the Seller (or, if the Seller has not yet paid the maintenance facility's invoice for such "D" Check Maintenance Visit, the Buyer shall pay the maintenance facility directly) as additional consideration for the purchase of Aircraft N611FF or Airframe N608FF, as the case may be, (x) in respect of the "D" Check Maintenance Visit N608FF, an amount not to exceed 50% of the Seller's actual cost to accomplish the "D" Check Maintenance Visit N608FF, up to a maximum amount of $2,000,000, (the "Supplemental Airframe Payment") and (y) in respect of the "D" Check Maintenance Visit N611FF, an amount not to exceed 71% of the Seller's actual cost to accomplish the "D" Check Maintenance Visit N611FF, up to a maximum amount of $2,125,000 (the "Supplemental Aircraft Payment"); provided, however, if a "D" Check Accomplishment Notice is received less than five Business Days prior to the end of a calendar month, the Supplemental Airframe Payment or the Supplemental Aircraft Payment, as the case may be, shall be paid on the first Business Day of the succeeding second calendar month; provided, further, that if Buyer has failed to inspect the relevant "D" Check Maintenance Visit in time to make the relevant payment, then Buyer shall make such payment on the first Business Day of the month following the month in which the Buyer makes such inspection.

     5.   SELLER'S REPRESENTATIONS AND WARRANTIES
          ---------------------------------------

     5.1 SUBJECT TO CLAUSE 5.3, THE SELLER SHALL NOT MAKE, GIVE OR BE DEEMED TO HAVE MADE OR GIVEN, AND THE SELLER HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION, WARRANTY OR GUARANTEE OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, MERCHANTABILITY, DESIGN, OPERATION, SERVICEABILITY, OR FITNESS FOR USE FOR ANY PURPOSE OF THE AIRCRAFT AND AIRFRAME N608FF OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION, WARRANTY OR GUARANTEE OF ANY KIND WHATSOEVER (ARISING BY LAW OR OTHERWISE), EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT AND AIRFRAME N608FF OR ANY PART THEREOF, ANY IMPLIED WARRANTY ARISING FROM THE COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY IMPLIED WARRANTY OF FITNESS OR ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING IN CONTRACT OR TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF THE SELLER, ACTUAL OR IMPUTED, OR FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE AIRCRAFT AND AIRFRAME N608FF OR ANY PART THEREOF OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGE.

     5.2 Subject to Clause 5.3(c), the Aircraft and Airframe N608FF are being sold by the Seller to the Buyer "AS IS, WHERE IS".

     5.3  The Seller represents and warrants to the Buyer that:

          (a) the Seller has good and marketable title to the Aircraft and Airframe N608FF, free and clear of all Liens;

          (b) upon Delivery, the Seller shall have validly conveyed to the Buyer all the right, title and interest of the Seller in and to the Aircraft and Airframe N608FF;

          (c)   upon Delivery:

                (i) the Aircraft and Airframe N608FF shall each have a valid certificate of airworthiness issued by the Aviation Authority; and

                (ii) the Aircraft and Airframe N608FF shall be in compliance with Maintenance Program and shall otherwise be in the condition required by the Lease;

          (d) no event has occurred which constitutes, or with the giving of notice and/or the lapse of time and/or a relevant determination would constitute, a contravention of, or default under, any agreement or instrument by which the Seller or any of its assets is bound or affected. No Default or Event of Default has occurred or will occur solely as a result of the consummation of the transactions contemplated hereby;

          (e) no litigation, arbitration or administrative proceeding or claim is presently in progress or pending or threatened against (or involving) the Aircraft, Airframe N608FF or the transactions contemplated hereby or by the other Operative Documents;

          (f) the chief executive office and chief place of business (as such terms are defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York) of the Seller are located at Hangar No. 17, JFK International Airport, Jamaica, NY 11430, and the Seller agrees to give the Buyer at least 30 days' prior written notice of any relocation of said chief executive office or chief place of business from its present location;

          (g) the Seller (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to conduct the business in which it is currently engaged, (c) is in compliance with its organizational documents and (d) to the best of Seller's knowledge, is in compliance with all Requirements of Law;

     (h) the Seller has the power and authority to make, deliver and perform the transactions contemplated in the Operative Documents to which it is a party. To the best of Seller's knowledge, no consent or authorization of, filing with or other act by or in respect of any governmental authority is required in connection with the borrowing hereunder or with the execution, delivery, performance, validity or enforceability of the Operative Documents except for any filings necessary to register and operate the Aircraft and Airframe N608FF. This Agreement has been, and each other Operative Documents to which it is to be a party will be, duly executed and delivered on behalf of the Seller. This Agreement constitutes, and each other Operative Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

     (i) the execution, delivery and performance of this Agreement and the other Operative Documents will not violate any Requirement of Law or Contractual Obligation of the Seller or the organizational documents of the Seller and to the best of Seller's knowledge will not result in, or require, the creation or imposition of any security interest (other than Permitted Liens) on any of its or its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;

     (j) each of the "D" Check Maintenance Agreements and the Leasehold Improvements Agreements contains provisions allowing the Buyer to inspect the work being performed under such agreements; and

     (k) the representations and warranties given by the Seller herein shall survive the completion of the transactions contemplated herein.

5.4  The Buyer represents and warrants to the Seller that:

     (a) the Buyer (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to conduct the business in which it is currently engaged, (c) is in compliance with its organizational documents and (d) to the best of Buyer's knowledge, is in compliance with all Requirements of Law;

     (b) the Buyer has the power and authority to make, deliver and perform the transactions contemplated in the Operative Documents to which it is a party. To the best of Buyer's knowledge, no consent or authorization of, filing with or other act by or in respect of any governmental authority is required in connection with the borrowing hereunder or with the execution, delivery, performance, validity or enforceability of the Operative Documents except for any filings necessary to register and operate the Aircraft and Airframe N608FF. This Agreement has been, and each other Operative Documents to which it is to be a party will be, duly executed and delivered on behalf of the Buyer. This Agreement constitutes, and each other Operative Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

     (c) the execution, delivery and performance of this Agreement and will not violate any Requirement of Law or Contractual Obligation of the Buyer or the organizational documents of the Buyer and to the best of Buyer's knowledge will not result in, or require, the creation or imposition of any security interest (other than Permitted Liens) on any of its or its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation; and

     (d) the representations and warranties given by the Seller herein shall survive the completion of the transactions contemplated herein.

     6.   CONDITIONS PRECEDENT
          --------------------

     6.1 The purchase by the Buyer of both Aircraft and Airframe N608FF are subject to and conditional upon the fulfillment or waiver of the following terms and conditions at or prior to the Delivery of both Aircraft and Airframe N608FF:

          (a) the Buyer shall have received each of the Operative Documents, duly authorized, executed and delivered by all parties thereto in form and substance satisfactory to the Buyer;

          (b) the Buyer shall have a duly executed officer's incumbency certificate of the Seller in form and substance satisfactory to the Buyer;

          (c) the Buyer shall have received independent insurance broker's certificates, in form and substance satisfactory to the Buyer relating to the Aircraft and Airframe N608FF demonstrating, among other things, Seller's compliance with Section 11 of the Lease;

     (d) the Buyer shall have received a letter of undertaking from an independent insurance broker, in form and substance satisfactory to the Buyer;

     (e) the Buyer shall have received a copy of the resolutions of the Board of Directors or other competent authority of the Seller with respect to the due authorization of the transactions contemplated by this Agreement and the other Operative Documents, certified by the Seller;

     (f) the Buyer shall have received true and complete copies of (i) the Certificate of Incorporation of the Seller, (ii) the By-laws of the Seller and
(iii) a good standing certificate for Seller in the States of Delaware and New York;

     (g) the consummation of the transactions contemplated hereby shall not contravene, violate or conflict with, nor involve the Buyer in any violation of, any Requirement of Law or Contractual Obligation of the Seller;

     (h) the Buyer shall have received a copy, certified as true and correct by an officer of the Seller, of each approval and consent, if any, of any governmental or other regulatory authorities in the United States or any other country or place, which are necessary for the execution, performance and delivery of each of the Operative Documents by each of the parties thereto;

     (i) the Buyer shall have received evidence satisfactory to the Buyer that the Aircraft and Airframe N608FF are the property of the Seller free and clear of all security interests and adverse claims or rights;

     (j) no Default, Event of Default, Event of Loss or event which, with the pass of time, is capable of becoming an Event of Loss, to any Aircraft or Airframe N608FF shall have occurred;

     (k) no action or proceeding shall have been instituted nor shall any governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency pertaining in any way to the Aircraft, Airframe N608FF or to the transactions contemplated by this Agreement;

     (l) there shall not have been, in the opinion of the Buyer, any material adverse change in the business, operations, property or condition (financial or other) of the Seller;

     (m) the representations and warranties made by the Seller in this Agreement and each other Operative Document shall be true and correct on and as of the Delivery Date;

     (n) the Seller shall have paid or made arrangements for the payment of all agreed upon and reasonable expenses incurred by the Buyer in connection with the transactions contemplated hereby;

     (o) the filings referred to on Schedule 1 shall have been filed or recorded in the places indicated;

     (p) the Buyer shall have received such further documents, instruments and agreements as the Buyer shall reasonably require in connection with the transactions contemplated by the Operative Documents;

     (q) the Buyer shall have received an Appraisal, in form and substance satisfactory to it, including as to the current and future fair market values of each of the Aircraft and Airframe N608FF;

     (r) the Buyer shall have completed its Technical Inspection of each of the Aircraft and Airframe N608FF to its satisfaction;

     (s) Buyer shall have received the opinion of Daughtery, Fowler & Peregrin, FAA counsel, in form and substance reasonably satisfactory to it and addressed to the Buyer;

     (t) Buyer shall have received the opinion of Hewes, Gelband, Lamberton & Dann, P.C., counsel to Seller, in form and substance reasonably satisfactory to it and addressed to the Buyer;

     (u) the Buyer shall have entered into, and provided copies to the Seller of, contracts to accomplish the "D" Check Maintenance Visit - Aircraft N610FF (the ""D" Check Maintenance Agreement N610FF") and the Engine Improvements (the "Engine Improvements Agreement" and, collectively with the "D" Check Maintenance Agreement, the "Leasehold Improvements Agreements"). Each Leasehold Improvements Agreement shall contain a detailed description of the workscope of such Leasehold Improvements and the maintenance facility that shall accomplish such Leasehold Improvements. Each of the workscope, the maintenance facility and the Leasehold Improvements Agreements shall be satisfactory to the Buyer. Each such Leasehold Improvements Agreement shall specify that Buyer, or its designee, shall have the right to inspect the Leasehold Improvements both during and after their accomplishment.

     (v) Seller shall have entered into a contract to accomplish the "D" Check Maintenance Visit N608FF (the "D" Check Maintenance Agreement-Airframe N608FF") and the "D" Check Visit N611FF (the "D" Check Maintenance Agreement-Aircraft N611FF" and, collectively with the "D" Check Maintenance Agreement-

Airframe N608FF the ""D" Check Maintenance Agreements"). Each "D" Check Maintenance Agreement shall contain a detailed description of the workscope of the relevant "D" Check Maintenance Visit N611FF or "D" Check Maintenance Visit N608FF, as the case may be, and the maintenance facility that shall accomplish such "D" Check Maintenance Visit N611FF or "D" Check Maintenance Visit N608FF, as the case may be, and each of the workscope and the maintenance facility shall be satisfactory to the Buyer. Each "D" Check Maintenance Agreement shall specify that the Buyer, or its designee, shall have the right to inspect the relevant "D" Check Maintenance Visit both during and after its accomplishment; and

     (w) Seller shall have made the $916,000 payment to the "D" Check maintenance provider for the "D" Check Maintenance Visit N608FF and provided such evidence thereof as the Buyer may reasonably request.

     6.2 The foregoing conditions shall be for the benefit of the Buyer and may, without prejudice to any of the warranties or covenants which are preserved (dealing with or similar to the condition waived), be waived by the Buyer in writing, in whole or in part, at any time. In case any of the conditions shall not be fulfilled, or waived by the Buyer, at or before the Delivery of the Aircraft, the Buyer may rescind or terminate this Agreement by written notice by the Buyer to the Seller and, in such event, the Buyer shall be released from all obligations hereunder and, unless the Buyer can show that the condition or conditions for the non-performance of which the Buyer so rescinded this Agreement are or were reasonably capable of being performed or caused to be performed by the Seller, then the Seller shall also be released from all obligations hereunder.

     6.3 The sale by the Seller of the Aircraft and Airframe N608FF is subject to and conditional on the fulfillment or waiver of the following terms and conditions at or prior to the Delivery of the Aircraft and Airframe N608FF:

          (a) the Seller shall have received the duly executed Acceptance Certificates from the Buyer with respect to the Aircraft and Airframe N608FF;

          (b) the Seller shall have received the Downpayment from the Buyer in the manner provided for by Clause 4; and

          (c) the representations and warranties made by the Seller in this Agreement and each other Operative Document shall be true and correct on and as of the Delivery Date.

     6.4 The foregoing conditions shall be for the benefit of the Seller and may, without prejudice to any of the warranties or covenants which are preserved (dealing with or similar to the condition waived), be waived by it in writing, in whole or in part, at any time. In case any of the said conditions shall not be fulfilled, or waived by the Seller, at or before the

Delivery, the Seller may rescind or terminate this Agreement by written notice to the Buyer and, in such event, the Seller shall be released from all obligations hereunder and, unless the Seller can show that the condition or conditions for the non-performance of which the Seller so rescinded this Agreement are or were reasonably capable of being performed or caused to be performed by the Buyer, then the Buyer shall also be released from all obligations hereunder.

     7.   WARRANTIES
          ----------

     7.1 In connection with the sale of the Aircraft and Airframe N608FF to the Buyer, the Seller hereby assigns to the Buyer such assignable rights as the Seller may have under any of the Warranties with respect to the Aircraft and Airframe N608FF. The Seller hereby appoints the Buyer its agent and attorney, for and in the Seller's own name and behalf, to make and enforce, at the Buyer's sole cost and expense, any claim which the Seller may have under any of the Warranties. To the extent that any Warranty may not be assigned to the Buyer, the Seller hereby agrees to hold such Warranty in trust for and on behalf of the Buyer. The Seller agrees, at the Buyer's sole cost, expense and reasonable request, to join with the Buyer in any claim, action, suit or proceeding arising out of or in connection with any such Warranties, other than any claim, action, suit or proceeding in which the Seller and the Buyer are adverse in interest, or to assign to the Buyer the Seller's right to do so, the whole at the option of the Buyer.

     8.   RISK
          ----

     8.1 Risk of loss of or damage to the Aircraft and Airframe N608FF shall pass to the Buyer upon the transfer of title to the Buyer on Delivery. Should an Event of Loss, or an event which, with the passage of time, is capable of becoming an Event of Loss, occur with respect to either Aircraft or the Airframe N608FF prior to Delivery, the parties shall have no further liability to one another under this Agreement with respect to the purchase and sale of such Aircraft or Airframe N608FF and this Agreement shall terminate. At Delivery, risk of loss of or damage to the Aircraft and Airframe N608FF shall be governed by the Lease.

     9.   MISCELLANEOUS
          -------------

     9.1  Amendments.  This Agreement may not be amended except by an agreement
          ----------
in writing between the parties hereto.

     9.2  Severability.  Any provision of this Agreement that is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9.3  Time of the Essence.  Time is of the essence with respect to the
          -------------------
performance by the parties of their respective obligations hereunder.

     9.4  Notices.  Every notice, request, demand or other communication under
          -------
this Agreement:

          (a) shall be in writing in the English language and shall be sent by courier or telefax, as to each party hereto, to it at its address set forth herein or at such other address as shall have been or be designated by it in a written notice to the other party hereto. All such notices, requests, demands, and other communications shall be deemed to have been given when delivered or sent, as the case may be; and

          (b)  shall be sent:

     if to the Buyer at:

     First Security Bank, National Association
     79 South Main Street
     Salt Lake City, Utah 84111

     Attention:  Corporate Trust Department

     Telephone No.: 801-246-5819
     Telefax No.:   801-246-5053

     with a copy to:

     Sanwa Business Credit Corporation
     One South Wacker Drive
     Chicago, Illinois 60606

     Attention:   Senior Vice President, Aircraft Finance

     Telephone No.:  312-853-8026
     Telefax No.:    312-853-2632

         and

     Vedder, Price, Kaufman & Kammholz
     222 North LaSalle Street
     Chicago, Illinois 60601

     Attention:   Dean N. Gerber

     Telephone No.:  312-609-7638
     Telefax No.:    312-609-5005

     if to the Seller, at:

     Tower Air, Inc.
     Hangar No. 17
     JFK International Airport
     Jamaica, NY 11430

     Attention:    Gerald Martin

     Telephone No.:  718-553-3575
     Telefax No.:    718-553-4312

     9.5  Miscellaneous; Governing Law; Expenses.
          --------------------------------------

          (a) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provisions hereof prohibited or unenforceable in any respect. No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. The section and paragraph headings in this Agreement and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Agreement. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The representations, warranties, covenants, agreements and indemnities of the Buyer and Seller set forth in this Agreement and Buyer's and Seller's obligations hereunder, shall survive the expiration or other termination of this Agreement to the extent required for full performance and satisfaction thereof.

          (b) THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. This Agreement is being delivered in Chicago, Illinois.

          (c) Regardless of whether or not the transactions contemplated hereby are consummated, the Seller agrees (a) to pay or reimburse the Buyer for all its out-of-pocket costs and reasonable expenses incurred in connection with the development, preparation and execution of this Agreement and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Buyer, (b) to pay or reimburse Buyer for all its out-of-pocket costs and expenses incurred in connection with any amendment, supplement or modification to this Agreement, including without limitation, the reasonable fees and disbursements of counsel to the Buyer, (c) to pay or to reimburse the Buyer for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, and any such other documents, including, without limitation, reasonable fees and disbursements of counsel to the Buyer and appraisals obtained prior to and after the Delivery Date, and (d) to pay, indemnify, and hold the Buyer harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and any such other documents. The terms of this Agreement supersede in their entirety any prior written or oral statements made by the Buyer or the Seller.

          (d) The Seller (a) hereby irrevocably submits itself to the non-exclusive jurisdiction of (i) the courts of the State of Illinois and (ii) any United States District Court in Illinois for the purposes of any suit, action or other proceeding arising out of this Agreement or any other Operative Document, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby, brought by or on behalf of the Seller or its respective successors, subrogees or assigns, and (b) hereby irrevocably agrees that all claims in respect of such action or proceeding shall be heard and determined in either such Illinois State or Federal court.

          THE SELLER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH IT IS A PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER AND WHETHER ARISING OR ASSERTED BEFORE OR AFTER THE DATE HEREOF OR BEFORE OR AFTER THE PAYMENT, OBSERVANCE AND PERFORMANCE OF THE SELLER'S OBLIGATIONS UNDER THIS AGREEMENT.


                                *      *      *

IN WITNESS WHEREOF the parties hereto have entered into this Agreement as of the day and year first above written.


                        FIRST SECURITY BANK,
                          NATIONAL ASSOCIATION,
                        not individually,
                        but solely as Owner Trustee,
                          Buyer


                        By:  /s/  Greg Hawley
                           ------------------------------


                        TOWER AIR, INC.,
                          Seller


                        By:  /s/  Ramesh Punwani
                           ------------------------------